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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ____________________


       Date of Report (Date of Earliest Event Reported) FEBRUARY 12, 1996
                                                        ----------------

                             THE ARLEN CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   NEW YORK
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  1-6675                                    13-2668657
          -----------------------                          -------------
          (Commission File Number)                         (IRS Employer
                                                        Identification No.)


  505 EIGHTH AVENUE, NEW YORK, NEW YORK                           10018
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                (212) 736-8100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 12, 1996, the Registrant acquired, for $5,000, certain non-negotiable promissory notes (the "Mortgage Notes") having a face amount of $125 million and an outstanding indebtedness as of December 28, 1995 of approximately $146 million. The Mortgage Notes, which are secured by a parcel of land on White Plains Road, Bronx, New York, were acquired pursuant to the Registrant's Forbearance Agreement dated as of January 5, 1996 (the "Forbearance Agreement"), which has been previously reported in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 1995 (as such report was amended on Form 10-Q/A-1, the "November 10-Q") and the Registrant's Current Report on Form 8-K dated February 20, 1996 (the "February 8-K"). Approximately $124 million of the currently-outstanding indebtedness under the Mortgage Notes (plus interest accruing at the rate of 6.19% per annum) has been personally assumed by the Registrant's Chairman of the Board (as to 72% of such indebtedness) and members or trusts for the benefit of members of the family of a deceased former director and officer of the Registrant (as to 28% of such indebtedness).

         Under the Forbearance Agreement, the Registrant may not sell, transfer, encumber or otherwise dispose of the Mortgage Notes except for a permitted pledge thereof to the holders of the Registrant's 5-1/4% Subordinated Notes (the "Arlen Notes"). No payments of either principal or interest are required under the Mortgage Notes until their maturity date, which is December 28, 2034, prior to which time the Arlen Notes will have become due and payable. The outstanding indebtedness under the Arlen Notes was approximately $124 million as of November 30, 1995.

         Reference is made to the November 10-Q and the February 8-K for further information regarding the Forbearance Agreement and certain other transactions provided for pursuant thereto which have benefited, or may in the future benefit, the Registrant.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (B) PRO FORMA FINANCIAL INFORMATION:

             It is impractical for the Registrant to provide at this time pro forma financial information reflecting the effect of the transaction described above in Item 2. To the extent that such pro forma financial information may be required, the Registrant expects to file such information on or before April 22, 1996.

         (C) EXHIBITS:

             The following Exhibit is incorporated by reference into this
Report:

       Exhibit
       Number                               Description
       -------                              -----------
       10.15            Forbearance Agreement dated as of January 5, 1996 among the Registrant,
                        Rucon, Mataponi and the holders of the 5-1/4% Notes by their agent, Arthur
                        G. Cohen, or their substitute agent, Mataponi, incorporated by reference to
                        Exhibit 10.15 to the Registrant's Quarterly Report on Form 10-Q for the
                        fiscal quarter ended November 30, 1995.





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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  THE ARLEN CORPORATION
                                                       (Registrant)

                                             By:   /s/ Allan J. Marrus
                                                --------------------------
                                                Allan J. Marrus, President
Dated: February 26, 1996





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